                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                             FIRST QUARTER REPORT
                                MARCH 31, 2000


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401
                      E-mail: InvestorRelations@gainv.com

                               TO THE STOCKHOLDERS

--------------------------------------------------------------------------------

For the three months ended March 31, 2000, the investment return to our stockholders was 11.5%, consisting of a 9.5% increase in net asset value per Common Share (assuming reinvestment of all dividends) together with a decline in the discount, at which our shares trade, from 10.9% at the end of 1999 to 9.3% currently. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 2.3%. For the twelve months ended March 31, 2000, the return to stockholders was 43.4% and the return on the net asset value per Common Share was 45.6%; these compare to a return of 17.9% for the S&P 500.

As set forth in the accompanying financial statements (unaudited), as of March 31, 2000, the net assets of the Company were $1,312,407,185. Net assets applicable to the Common Stock were $1,162,407,185, equal to $43.39 per Common Share.

The increase in net assets resulting from operations for the three months ended March 31, 2000 was $101,546,881. During this period, net realized gain on securities sold was $115,543,492, of which approximately $104,930,000 ($3.92 per share) is applicable to the Common Stock, and the decrease in unrealized appreciation was $16,940,993. Net investment income for the three months was $2,944,382.

During the three months, 355,700 shares of the Company's Common Stock were repurchased for $13,590,755 at an average discount from net asset value of 9.4%.

By most measures, the U.S. stock market has continued to gain despite extraordinary volatility and a restrictive Federal Reserve Board. Historically, of course, interest rate hikes have been inimical to advancing stock prices. Our portfolio, meanwhile, has generated performance that would result in an unprecedented sixth consecutive year of 20%+ gains, were it to continue. From a review of our major stock changes during the first quarter, as presented on page 10, however, a less sanguine picture emerges. We have been sellers, on balance, particularly in the technology arena, reflecting valuations which we regard as full if not frothy. While the economy may be characterized as new, moreover, our stockholders should be well served by our historic investment approach predicated on traditional measures of value.


We are pleased to report that, on March 8, 2000, at the Company's annual meeting, the stockholders (1) elected twelve directors, including two directors who were elected by the holders of the Company's Preferred Stock, (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 2000 and (3) approved the proposal to amend the Company's Restated Certificate of Incorporation to increase the authorized Common Stock of the Company from 30,000,000 to 50,000,000 shares.


By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $454,633,770) ...................                $1,047,911,127
  Corporate discount notes (cost $242,426,692) ........                   242,426,692
                                                                        -------------
       Total investments (cost $697,060,462) ..........                 1,290,337,819

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $     96,319
  Receivable for securities sold ......................     20,689,819
  Dividends, interest and other receivables ...........      2,241,417
  Prepaid expenses ....................................      4,531,717
  Other ...............................................        600,308     28,159,580
                                                           -----------    -----------

TOTAL ASSETS ..........................................                 1,318,497,399


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................        248,313
   Preferred dividend accrued but not yet declared ....        240,000
   Accrued expenses and other liabilities .............      5,601,901
                                                           -----------

TOTAL LIABILITIES .....................................                     6,090,214
                                                                         ------------

NET ASSETS ............................................                $1,312,407,185
                                                                       ==============

Net Assets applicable to Preferred Stock at a
     liquidation value of $25 per share ...............                $  150,000,000
                                                                       ==============

Net Assets applicable to Common Stock .................                $1,162,407,185
                                                                       ==============

NET ASSET VALUE PER COMMON SHARE ......................                $        43.39
                                                                       ==============


NET ASSETS
-------------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares;
      outstanding 6,000,000 shares ....................   $  6,000,000
   Common Stock,  $1 par value (note 2)
      Authorized  50,000,000  shares; outstanding
      26,792,329 shares (exclusive of
      214,100 shares in Treasury) .....................     26,792,329
   Additional paid-in capital (note 2) ................    571,589,270
   Undistributed realized gain on securities sold .....    115,728,612
   Undistributed net income ...........................      1,959,617
   Unallocated distributions on Preferred Stock .......     (2,940,000)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $615,748,972) ...................................    593,277,357
                                                          ------------

TOTAL NET ASSETS ......................................                $1,312,407,185
                                                                       ==============


( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Three Months Ended March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends .................................   $ 1,559,836
   Interest ..................................     3,772,134      $   5,331,970
                                                  ----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research .......................     1,257,769
   Administration and operations .............       787,607
   Office space and general ..................       112,072
   Transfer agent, custodian and registrar
     fees and expenses .......................        83,960
   Directors' fees and expenses ..............        47,104
   Stockholders' meeting and reports .........        46,045
   Auditing and legal fees ...................        31,500
   Miscellaneous taxes (note 1b) .............        21,531          2,387,588
                                                   ---------          ---------
NET INVESTMENT INCOME ........................                        2,944,382


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1c AND 4)
-----------------------------------------------------------------------------------
   Net realized gain on sales of securities
    (long-term, except for $42,017,162) .......  115,543,492
   Net decrease in unrealized appreciation ...   (16,940,993)
                                                  ----------

NET GAIN ON INVESTMENTS ......................                       98,602,499
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................                    $ 101,546,881
                                                                  ==============

(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                 Three Months
                                                     Ended          Year Ended
                                                March 31, 2000    December 31,
OPERATIONS                                        (Unaudited)          1999
--------------------------------------------------------------------------------
   Net investment income .....................  $    2,944,382   $   11,168,875
   Net realized gain on sales of securities ..     115,543,492      129,187,204
   Net increase (decrease)
       in unrealized appreciation ............     (16,940,993)     164,358,438
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................     101,546,881      304,714,517
                                                 -------------    -------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
      short-term capital gain  ...............            --        (1,716,000)
   From long-term capital gain ...............            --        (9,084,000)
   Unallocated distributions on Preferred
      Stock ..................................      (2,700,000)             --
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM PREFERRED
    DISTRIBUTIONS ............................      (2,700,000)    (10,800,000)
                                                 -------------    -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income, including
      short-term capital gain  ...............      (8,635,960)     (17,730,368)
   From long-term capital gain ...............     (42,918,106)     (93,854,267)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM COMMON
    DISTRIBUTIONS ............................     (51,554,066)    (111,584,635)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      34,186,001       73,742,396
   Cost of Common Shares purchased (note 2) ..     (13,590,755)     (30,486,251)
                                                  -------------    -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS       20,595,246       43,256,145
                                                  -------------    -------------
NET INCREASE IN NET ASSETS ...................      67,888,061      225,586,027

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................   1,244,519,124    1,018,933,097
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   income of $1,959,617 and distributions
   in excess of net income of $1,047,502,
   respectively) .............................  $1,312,407,185   $1,244,519,124
                                                ==============   ==============

( see notes to financial statements )

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2000 and for each year in the five-year period ended December 31, 1999. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                    Three Months
                                                       Ended                           Year Ended December 31,
                                                   March 31, 2000   ------------------------------------------------------------
                                                     (Unaudited)      1999         1998        1997         1996         1995
                                                    -------------   ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .............. $      41.74   $    34.87    $  29.15    $   25.24    $   23.94    $   22.31
                                                    ------------   ----------    ---------   ---------    ---------    ---------
   Net investment income ..........................          .11          .45         .47          .21          .22          .08
   Net gain on securities -
        realized and unrealized ...................         3.61        11.32        9.44         7.15         3.86         4.54
                                                    ------------   ----------    ---------   ---------    ---------    ---------
Total from investment operations ..................         3.72        11.77        9.91         7.36         4.08         4.62
                                                    ------------   ----------    ---------   ---------    ---------    ---------

Less Distributions on:
 Common Stock:
   Dividends from investment income ...............         (.33)(a)     (.71)(b)     (.48)        (.26)(c)    (.20)        (.11)(d)
   Distributions from capital gains ...............        (1.64)       (3.77)       (3.24)       (3.19)      (2.58)       (2.87)
   In excess of net income ........................           --          --           --          --           --          (.01)
                                                    ------------   ----------    ---------   ---------    ---------    ---------
                                                           (1.97)       (4.48)       (3.72)       (3.45)      (2.78)       (2.99)

 Preferred Stock:
   Dividends from investment income ...............          --          (.07)(e)     (.03)        --           --          --
   Distributions from capital gains ...............          --          (.35)        (.20)        --           --          --
   Unallocated ....................................         (.10)         --          (.01)        --           --          --
                                                    ------------   ----------    ---------   ---------    ---------    ---------
                                                            (.10)        (.42)        (.24)        --           --          --
                                                    ------------   ----------    ---------   ---------    ---------    ---------
Total Distributions ...............................        (2.07)       (4.90)       (3.96)      (3.45)      (2.78)       (2.99)
                                                    ------------   ----------    ---------   ---------    ---------    ---------
Capital Stock transaction - effect of Preferred
  Stock offering ..................................         --            --          (.23)        --           --          --
                                                    ------------   ----------    ---------   ---------   ----------    ---------
Net asset value, end of period .................... $      43.39   $    41.74    $   34.87   $   29.15   $    25.24    $   23.94
                                                    ============   ==========    =========   =========   ==========    =========
Per share market value, end of period ............. $      39.38   $    37.19    $   30.44   $   26.19   $    21.00    $   20.00
                                                    ============   ==========    =========   =========   ==========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based
  on market price per share .......................        11.55%*      39.22%       31.31%      42.58%       19.48%       21.22%

RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted) ................................ $  1,312,407   $1,244,519   $1,018,933   $ 702,597    $ 597,597   $  573,693
  Net assets attributable to Common Stock, end
   of period (000's omitted) ...................... $  1,162,407   $1,094,519   $  868,933   $ 702,597    $ 597,597   $  573,693
  Ratio of expenses to average net assets
   applicable to Common Stock .....................         0.22%*       1.01%        0.95%       0.98%        1.05%        1.25%
  Ratio of net income to average net assets
   applicable to Common Stock .....................         0.27%*       1.23%        1.50%       0.80%        0.88%        0.36%
  Portfolio turnover rate .........................        12.91%*      33.68%       34.42%      32.45%       33.40%       29.14%

PREFERRED STOCK
  Liquidation value, end of period (000's omitted)  $    150,000   $  150,000   $  150,000          --          --            --
  Asset coverage ..................................          875%         830%         679%         --          --            --
  Liquidation preference per share ................ $      25.00   $    25.00   $    25.00          --          --            --
  Market value per share .......................... $      22.19   $    21.75   $    25.88          --          --            --

(a)      Represents short-term capital gain.
(b)      Includes short-term capital gain in the amount of $.29 per share.
(c)      Includes short-term capital gain in the amount of $.05 per share.
(d)      Includes short-term capital gain in the amount of $.03 per share.
(e)      Includes short-term capital gain in the amount of $.028 per share.
 *       Not annualized

6              STATEMENT OF INVESTMENTS  March 31, 2000 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES            VALUE
         COMMON STOCKS                                                 (NOTE 1a)
---------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (8.7%)
Brooktrout Technology, Inc.+ ......................      175,000    $  5,075,000
Cisco Systems, Inc.+ ..............................      715,000      55,278,438
Cox Communications, Inc. Class A + ................      520,000      25,220,000
NTL Incorporated + ................................      275,000      25,523,437
Wolters Kluwer NV-ADR .............................      140,000       3,218,600
                                                                     -----------
                        (COST $15,443,731)                           114,315,475
                                                                     -----------

COMPUTER SOFTWARE AND SYSTEMS (2.4%)
Manugistics Group, Inc.+ ..........................      250,000      12,750,000
MetaCreations Corporation + .......................      230,000       4,887,500
NCR Corporation + .................................      200,000       8,025,000
Wind River Systems, Inc.+ .........................      150,000       5,437,500
                                                                      ----------
                        (COST $15,281,766)                            31,100,000
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (6.1%)
Buffets, Inc.+ ....................................    1,887,500      17,046,484
Ethan Allen Interiors, Inc. .......................      275,000       6,875,000
Ford Motor Company ................................      650,000      29,859,375
Interim Services Inc.+ ............................      400,000       7,425,000
PepsiCo, Inc. .....................................      200,000       6,975,000
Philip Morris Companies Inc. ......................      150,000       3,168,750
The ServiceMaster Company .........................      786,500       8,848,125
                                                                      ----------
                        (COST $74,941,693)                            80,197,734
                                                                      ----------

ELECTRONICS (2.1%)
Molex Incorporated Class A ........................      621,000      27,556,875
                                                                      ----------
                        (COST $12,921,204)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (0.4%)
Waste Management, Inc. ............................      413,000       5,652,937
                                                                      ----------
                        (COST $ 5,954,561)

FINANCE AND INSURANCE (16.0%)
American International Group, Inc. ................      150,000      16,425,000
AmerUs Life Holdings, Inc. Class A ................      375,000       6,796,875
Annaly Mortgage Management, Inc. ..................      550,000       4,950,000
Annuity and Life Re (Holdings), Ltd. ..............      522,500      13,585,000
Berkshire Hathaway Inc. Class A + .................          315      18,018,000
CCB Financial Corporation .........................      155,000       6,858,750
Everest Reinsurance Holdings, Inc. ................      850,000      27,731,250
First Midwest Bancorp, Inc. .......................      375,000       9,093,750
Golden West Financial Corporation .................      480,000      14,970,000
John Hancock Financial Services, Inc. .............      400,000       7,225,000
M&T Bank Corporation ..............................       45,000      20,092,500
Reinsurance Group of America, Incorporated ........      350,000       8,334,375
ReliaStar Financial Corp. .........................      500,000      16,937,500
SunTrust Banks, Inc. ..............................      235,000      13,571,250
Transatlantic Holdings, Inc. ......................      200,000      17,100,000
XL Capital Ltd ....................................      151,000       8,361,625
                                                                     -----------
                       (COST $116,060,862)                           210,050,875
                                                                     -----------

HEALTH CARE  (9.5%)
     PHARMACEUTICALS (7.4%)
GelTex Pharmaceuticals, Inc.+ .....................      300,000       5,025,000
IDEC Pharmaceuticals Corporation + ................      385,000      37,826,250
Johnson & Johnson .................................      127,500       8,956,875
Magainin Pharmaceuticals Inc.+ ....................      270,000       1,282,500
MedImmune, Inc.+ ..................................       68,000      11,840,500
Pfizer Inc ........................................      885,000      32,357,813
                                                                     -----------
                        (COST $22,323,923)                            97,288,938
                                                                     -----------
     MEDICAL INSTRUMENTS AND DEVICES (1.2%)
Medtronic, Inc. ...................................      300,000      15,431,250
                                                                     -----------
                        (COST $   906,118)



7             STATEMENT OF INVESTMENTS March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                          SHARES          VALUE
         COMMON STOCKS (continued)                                      (NOTE 1a)
---------------------------------------------------------------------------------
     HEALTH CARE SERVICES (0.9%)
BioReliance Corporation + .........................      317,000  $    1,703,875
Covance Inc.+ .....................................      500,000       5,375,000
Huntingdon Life Sciences Group plc-ADR + ..........      524,500         590,063
Quintiles Transnational Corp.+ ....................      240,000       4,095,000
                                                                     -----------
                        (COST $15,402,501)                            11,763,938
                                                                     -----------
                        (COST $38,632,542)                           124,484,126
                                                                     -----------


MISCELLANEOUS (4.6%)
Other .............................................                   60,575,824
                                                                      ----------
                        (COST $49,283,424)


OIL & NATURAL GAS (INCLUDING SERVICES) (1.1%)
Repsol, S.A.- ADR .................................      700,000      14,918,750
                                                                      ----------
                        (COST $ 8,236,884)

RETAIL TRADE (16.0%)
Consolidated Stores Corporation + .................      200,000       2,275,000
The Home Depot, Inc. ..............................    2,145,000     138,352,500
Saks Incorporated + ...............................      700,000      10,150,000
The TJX Companies, Inc. ...........................    1,240,000      27,512,500
Wal-Mart Stores, Inc. .............................      570,000      32,205,000
                                                                    ------------
                        (COST $41,518,109)                           210,495,000
                                                                    ------------

SEMICONDUCTORS (9.3%)
C-Cube Microsystems Inc.+ .........................       70,000       5,096,875
Cirrus Logic, Inc.+ ...............................      375,000       6,843,750
DuPont Photomasks, Inc.+ ..........................      120,000       6,952,500
EMCORE Corporation + ..............................      200,000      23,012,500
Lam Research Corporation + ........................    1,102,500      49,681,406
PRI Automation, Inc.+ .............................      135,000       8,251,875
TriQuint Semiconductor, Inc.+ .....................       46,000       3,381,000
Uniroyal Technology Corporation + .................      383,000      18,001,000
                                                                     -----------
                        (COST $32,861,482)                           121,220,906
                                                                     -----------

SPECIAL HOLDINGS  #+ (NOTE 6) (0.2%)
Sequoia Capital IV ................................       ++              29,000
Standard MEMS, Inc. Series A Convertible Preferred        ++           3,003,000
                                                                      ----------
                        (COST $ 3,992,654)                             3,032,000*
                                                                      ----------
TECHNOLOGY (0.3%)
Thermo Electron Corporation + .....................      175,000       3,565,625
                                                                      ----------
                        (COST $ 2,930,774)

TRANSPORTATION (3.1%)
AMR Corporation + .................................      700,000      22,312,500
Sabre Holdings Corporation + ......................      505,000      18,432,500
                                                                      ----------
                        (COST $36,574,084)                            40,745,000
                                                                      ----------


TOTAL COMMON STOCKS (79.8%) (COST $454,633,770) ...                1,047,911,127
                                                                   -------------


         SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 4/3-5/9/00; 5.81%-6.02%                       $68,600,000      67,906,492
General Electric Capital Corp. notes
   due 4/6-5/1/00; 5.80%-6.03%                        62,700,000      62,022,895
General Motors Acceptance Corp. notes
   due 4/17-4/27/00; 5.83%-6.00%                      51,800,000      51,188,306
Sears Roebuck Acceptance Corp. notes
   due 4/13-5/8/00; 5.95%-6.15%                       62,000,000      61,308,999
                                                                   -------------
                       (COST $242,426,692)                           242,426,692

   Cash, receivables, prepaid expenses and other assets,
          less liabilities ........................                   22,069,366
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (20.2%)
                        (COST $264,496,058)                          264,496,058
                                                                  --------------
NET ASSETS              (COST $719,129,828)                       $1,312,407,185
                                                                  ==============

+Non-income producing security.               # Restricted security.
++ A limited partnership interest.            * Fair value of each holding in the opinion of the Directors.

(see notes to financial statements)

8                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

On March 8, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 30,000,000 to 50,000,000.

Transactions in Common Stock during the three months ended March 31, 2000 and the year ended December 31, 1999 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 ---------    ----------    ------------   -------------
                                                                   2000          1999          2000            1999
                                                                 ---------    ----------    ------------   -------------
Shares issued in payment of dividends ...................        928,652       2,231,251    $   928,652     $  2,231,251
Increase in paid-in capital .............................                                    33,257,349       71,511,145
                                                                                            ------------    ------------
      Total increase ....................................                                    34,186,001       73,742,396
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 9.4% and 9.5%, respectively) .................        355,700         928,593    (    355,700)    (   928,593)
Decrease in paid-in capital .............................                                   ( 13,235,055)    (29,557,658)
                                                                                            ------------    ------------
      Total decrease ....................................                                   ( 13,590,755)    (30,486,251)
                                                                                            ------------    ------------
Net increase ............................................                                   $ 20,595,246    $ 43,256,145
                                                                                            ============    ============

The cost of the 214,100 shares of Common Stock held in Treasury at March 31, 2000 amounted to $8,311,655.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the three months ended March 31, 2000 to its officers amounted to $962,935.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities) for the three months ended March 31, 2000 were $130,947,023 and $192,057,657, respectively. At March 31, 2000, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                             5. GENERAL INFORMATION
Brokerage commissions during the three months ended March 31, 2000 were $227,871.


                            6. RESTRICTED SECURITIES

                                                        DATE                                VALUE
                                                      ACQUIRED                 COST       (NOTE 1a)
                                                      --------              ----------   ----------
Sequoia Capital IV* ...............................    1/31/84              $  989,654   $   29,000
Standard MEMS, Inc. Series A Convertible Preferred    12/17/99               3,003,000    3,003,000
                                                                            ----------   ----------
                                                                            $3,992,654   $3,032,000
                                                                            ==========   ==========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,703,157. The initial investment in the limited partnership was $2,000,000.



                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $60,600 for the three months ended March 31, 2000. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 2000 through 2002, and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 2000 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.



--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 8, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

10   MAJOR STOCK CHANGES* Three Months Ended March 31, 2000 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors


                                                                                  SHARES HELD
INCREASES                                                SHARES                  MARCH 31, 2000
--------------------------------------------------------------------------------------------------------
    NEW POSITIONS
        Brooktrout Technology, Inc.                     175,000                     175,000
        Cirrus Logic, Inc.                              375,000                     375,000
        Ethan Allen Interiors, Inc.                     225,000                     275,000 (a)
        John Hancock Financial Services, Inc.           400,000                     400,000
        NCR Corporation                                 200,000                     200,000
        Reinsurance Group of America, Incorporated      205,000                     350,000 (a)
        Sabre Holdings Corporation                      505,000 (b)                 505,000
        Thermo Electron Corporation                     175,000                     175,000

    ADDITIONS
        AMR Corporation                                 350,000                     700,000
        Buffets, Inc.                                   250,000                   1,887,500
        Covance Inc.                                     50,000                     500,000
        ReliaStar Financial Corp.                       210,000                     500,000
        Saks Incorporated                               100,000                     700,000
        The TJX Companies, Inc.                         390,000                   1,240,000

DECREASES
--------------------------------------------------------------------------------------------------------
    ELIMINATIONS
        Alkermes, Inc.                                   50,000                      --
        Huntington Bancshares Incorporated              192,500                      --
        Seagate Technology, Inc.                        430,000                      --

    REDUCTIONS
        AmerUs Life Holdings, Inc. Class A               75,000                     375,000
        C-Cube Microsystems Inc.                         80,000                      70,000
        Cisco Systems, Inc.                              65,000                     715,000 (c)
        Consolidated Stores Corporation                 175,000                     200,000
        Cox Communications, Inc. Class A                124,180                     520,000
        EMCORE Corporation                               95,000                     200,000
        First Midwest Bancorp, Inc.                      37,500                     375,000
        GelTex Pharmaceuticals, Inc.                    235,000                     300,000
        IDEC Pharmaceuticals Corporation                210,000                     385,000
        Lam Research Corporation                        167,500                   1,102,500 (c)
        Manugistics Group, Inc.                          80,000                     250,000
        MedImmune, Inc.                                  78,239                      68,000
        MetaCreations Corporation                        45,000                     230,000
        NTL Incorporated                                 40,625                     275,000 (c)
        PRI Automation, Inc.                            110,000                     135,000
        Philip Morris Companies Inc.                    100,000                     150,000
        Quintiles Transnational Corp.                    10,000                     240,000
        TriQuint Semiconductor, Inc.                     10,000                      46,000 (c)
        Uniroyal Technology Corporation                   5,000                     383,000 (a)
        Wind River Systems, Inc.                         50,000                     150,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(b) 505,856 shares of Sabre Holdings Corporation were received in conjunction with a spinoff from AMR Corporation.
(c) Includes shares received in conjunction with a stock split.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 3315
South Hackensack, NJ  07606-1915
1-800-413-5499
www.chasemellon.com


                 RESULTS OF THE ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------
The votes cast by Stockholders at the Company's annual meeting held on March 8, 2000 were as follows:

Election of Directors:


                                       FOR              WITHHELD
Arthur G. Altschul, Jr.             27,554,848          148,198
Lawrence B. Buttenwieser            27,548,998          154,048
Lewis B. Cullman                    27,470,275          232,771
Spencer Davidson                    27,558,389          144,657
Gerald M. Edelman                   27,520,238          182,808
Anthony M. Frank                    27,546,649          156,397
John D. Gordan, III                 27,548,497          154,549
Richard R. Pivirotto                27,518,846          184,200
Joseph T. Stewart, Jr.              27,536,898          166,148
Raymond S. Troubh                   27,521,356          181,690

Elected by holders of Preferred Stock
Bill Green                           5,281,428           35,252
Sidney R. Knafel                     5,278,928           37,752

Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2000:

     For - 27,472,440; Against - 111,585; Abstain - 119,021

Proposal relating to the amendment of the Company's Restated Certificate of Incorporation to increase the authorized Common Stock of the Company from 30,000,000 to 50,000,000 shares:

     For - 26,583,099; Against - 743,003; Abstain - 376,944